JANUARY 3, 2013

EFLO:OTCQB
TRADING SYMBOL

EFL OVERSEAS INC



Conventional and Shale Gas Potential in the Liard Basin, Yukon

EFL OVERSEAS INC

EFLO:OTCQB
TRADING SYMBOL

Disclaimer

Forward Looking Statements

Certain statements in this presentation constitute forward-looking statements or forward-looking information within the meaning of applicable securities laws ("forward-looking statements"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of EFL Overseas Inc. ("EFLO" or "the Company"), or developments in EFLO's business or in its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. Forward-looking statements include all disclosure regarding possible events, conditions or results of operations that is based on assumptions about future economic conditions and courses of action. Forward-looking statements may also include any statement relating to future events, conditions or circumstances. EFL Overseas Inc. cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made.

Forward-looking statements relate to, among other things, changes in the resource market; the market focus of EFLO's revenue mix and margin targets; operations priorities; and strategy for its products and solutions. The risks and uncertainties that may affect forward-looking statements include, among others, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of EFLO's customers, demand for EFLO 's assets and other risks detailed from time to time in EFLO's filings with the Securities and Exchange Commission and Canadian provincial securities regulators. Forward-looking statements are based on management's current plans, reserve estimates, production and economic projections, beliefs and opinions, and the Company does not undertake any obligation to update forward-looking statements should assumptions related to these plans, estimates, projections, beliefs and opinions change.

The primary risk of oil and gas exploration lies in the drilling of dry holes or drilling and completing wells which, though productive, do not produce gas and/or oil in sufficient amounts to return the amounts expended and produce a profit. Exploratory drilling involves substantially greater economic risks than development drilling since the percentage of wells completed as producing wells is usually less than in development drilling. While exploration adjacent to or near existing reservoirs may be more likely to result in the discovery of oil and gas than in completely unproven areas, exploratory efforts are nevertheless high risk activities. Although the completion of oil and gas wells is, to a certain extent, less risky than drilling for oil and gas, the process of completing an oil or gas well is nevertheless associated with considerable risk. In addition, even if a well is completed as a producer, the well for a variety of reasons may not produce sufficient oil or gas in order to repay the investment in the well.

Since its inception, EFLO has only drilled one well that did not produce oil in commercial quantities. EFLO has never been profitable. There can be no assurance that the common stock of EFLO will maintain long-term market value .

51-101 AJM DELOITTE RESERVE & RESERVE REPORT JUNE 30-2012

Disclosure in this document of reserves and resources is presented in accordance with Canadian securities laws. The United States Securities and Exchange Commission (the "SEC") generally permits U.S. reporting oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves and production, net of royalties and interests of others. The Company uses certain terms in this document, such as resources or contingent resources that the SEC's rules would prohibit a U. S. company from including in filings with the SEC. The SEC generally does not permit U. S. companies to disclose net present value of future net revenue from reserves based on forecast prices and costs. Canadian securities laws permit, among other things, the presentation of certain categories of resources and the disclosure of a company's share of production on a gross basis before deducting royalties. Unless notes otherwise, all disclosure of reserves and resources in this document are made on a gross basis using forecast prices and cost assumptions.



OVERVIEW

- -Low end of gas cycle asset acquisition
- -Existing gas plant tied in and 24" sales line.
  Plant capacity 70 MMCFD ($90 million replacement cost)
- -Unconventional (shale) gas target with up to 12.96 trillion cubic feet resource potential plus conventional gas potential of 530 to 1,630 billion cubic feet (totals for 100% working interest)
- -Existing facilities: Fully operational landing strip, 22 km graded roads, on-site 24 person camp, heavy equipment (graders, trucks)
- -Potential to be a low cost producer as production increases and higher gas prices are realized
- -Favorable royalty structure in the Yukon versus Alberta and BC
- -The only gas production facility in the Yukon
- -Potential to take advantage of the Pacific Trail Gas Pipeline (Apache, Chevron). Not to be confused with Northern Gateway heavy oil pipeline. Pacific Trail has the full support of the BC and Federal governments.
- -Apache is a 32% partner in the Kotaneelee gas field.



Capital Structure

Market Summary

Stock Symbol	EFLO
Stock Exchange	OTCQB
Issued & Outstanding	19,009,205
Exchangeable shares reserved	1,614,767
Warrants Outstanding	1,820,204
Fully Diluted	22,444,176
Insider Ownership	56%
Market Capitalization	$44.3 MM
Market Price Performance (60 DAY)	
Average	$2.33
High	$2.83
Low	$2.00

Recent News

- ***EFLO increases working interest on Kotaneelee to 53.65%*** *(December 3, 2012)*
- ***EFLO FORM 10-K filed with SEC*** *(November 29, 2012)*
- ***EFLO acquires Nahanni's Kotaneelee working interest*** *(October 24, 2012)*
- ***EFLO purchases Devon's Kotaneelee assets*** *(July 25, 2012)*
- ***EFLO executes MOU With Equity Partner in the Kotaneelee Acquisition*** *(May30, 2012)*
- ***Advances Kotaneelee*** *(Aug 5, 2011)*
- ***Adds Holloman Corp CFO as Director*** *(Jun 24, 2011)*
- ***Appoints New Director*** *(Jun 20, 2011)*
- ***Completion of Acquisition or Disposition of Assets and Sale of Equity (Matthews Lease)*** *(Apr 6, 2011)*
- ***Exploration Operations Commence*** *(April 4, 2011)*
- ***Expansion of Board of Directors*** *(Mar 17, 2011)*



Management Team

Senior Executive and Board of Directors

- Henry Aldorf, MSc, MBA   Chairman & Director
- Keith Macdonald, CA   CEO & Director
- James Hutton, BSc, MBA   President & Director
- Robert Wesolek, CPA   CFO & Director, CFO Holloman Energy
- Eric Prim, BSc, MBA   Director, COO Holloman Corp
- James Ebeling   Director, CFO Holloman Corp

Technical / Operations Team

- Mike Kamis, P.Eng.
- Doug MacLellan, P.Eng.
- Robert Martin, P.Geol.
- Susan Eaton, P. Geoph. P. Geol., MSc



Gas Resource*

Kotaneelee Gas Field (Liard Basin, Yukon)

- EFLO is currently holder of a 53.65% working interest
  - Potential to acquire up to 68% working interest
  - 100% working interest in one gas well
  - Apache owns the remaining 32% of the project
- Total Shale Gas 7.23 to 12.96 Tcf "ORGIP" (company share 3.9 to 7.0 Tcf) [1]
- Plus conventional gas potential of 0.530 to 1.630 Tcf ORGIP (company share 0.284 to 0.874 Tcf) [2]
- Underutilized gas plant and infrastructure (70 MMCFD)
  - Replacement Cost = $90 million
- 30,542 acres ~(47 sections), 10 yr lease term (expiry 2020)

1) Original raw gas in place ("ORGIP") per AJM Deloitte resource report of June 30, 2012

2) Internal management estimate of ORGIP

Tcf=trillion cubic feet



Kotaneelee Resource Valuation - 47 Sections*
(Four Wells per 640 acres)


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
NPV 10% (000s)
Low
Best
High
UPPER SHALE 4 Well
MIDDLE SHALE 4 Well
TOTAL 4 Well

*Internal estimate of net present value of future cash flows (NPV) based on company working interest of 53.65%

Operating Income (000's) at Various Flow Rates*


Expected Annual Operating Income
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
Price US$ per mcf
$2.00 mcf
$2.50 mcf
$3.00 mcf
$4.00 mcf
3.5 mmcfd
21 mmcfd
70 mmcfd
140mmcfd

*Internal management estimate of working interest of 53.65% of net operating income for the company



Kotaneelee Gas Field

Project Location Map


Kotaneelee
Mount
Martin

30,542 Gross Acres and a 70 MMCFD Gas Processing Facility


LIARD REGION, NWT/YUKON
20 km
Scale
YUKON
LIARD PLATEAU
N.W.T.
FORT LIARD
GREAT SLAVE PLAIN
BRITISH COLUMBIA
Kotaneelee Gas Field, Yukon


YUKON



Flett Potential

Overview

- **Gross Pay** → 7600 to 7950 = 350'
- **Net Pay** = ~150' in 3 Intervals DST 1.4 MMCFD with formation damage
- **Resource estimate*** = 20 Bcf per section *ORGIP*


7500
7750
DST #1
8000

*INTERNAL ESTIMATE OF RESOURCES (FOR 100% WORKING INTEREST)

Infrastructure

Gas Plant & Facilities - Kotaneelee

- Gas Processing Capacity: 70 MMCFD (Gas Dehydration)
- Outlet Gas Compression: 1200 psig- added in 2005
- Water Disposal: 6,000 bopd (M-17 Well)
- Sales Line: 24" Sales Line to Fort Nelson
- Flarestack, Pipeline, Storage Tanks, Local Airstrip, Barge Dock, etc.

Local Processing Plant - Fort Nelson

- Owned by Spectra Energy
- Current Capacity = 1 BCFD (Expanding to 1.7 BCFD)

Only Gas Facility in the Yukon & the Only Gas Facility on West Bank, Liard River



Kotaneelee Seismic Structure

Nahanni Formation

Proposed Bottom Hole Location

UNDRILLED WESTERN FLANK OF NAHANNI STRUCTURE

200-620 Bcf "ORGIP" *


-3500
-4000
-4250
3250
-3500
3260
Kotaneelee H-38
N. Beaver River
-3500
4000

Scale
1 km

*AJM Deloitte resource report of June 30, 2012

EFL OVERSEAS INC

EFLO:OTCQB
TRADING SYMBOL

New Well Drill Plans (L-48)

Proposed West Nahanni Location


AOF 459 MMCFD
New Well - L-48
Proposed Location
I-48
B-38
AOF 265
MMCFD
NAHANNI
Gas
NAHANNI
Gas
Water
Water



Shale Gas Potential

- Up to 12.96 TCF (company share 7.0 Tcf) in multiple shale gas sections ranging in thickness from 200 to 300 feet (figures for 100% working interest)
- NW extension of the prolific Horn River
  - *Deeper by 3,000' and higher pressures*
- Total Organic Content (TOC) up to 6% and 7% in sections, comparable to Horn River Basin for gas maturity
- ORGIP estimates at Horn River [1]
  - *EnCana over 220 Bcf per section*
  - *EOG over 300 Bcf section*
- IP's for 5 Muskwa wells
  - Average of 13 MMCFD in Horn River
- EOG IP's average 18 MMCFD (Peak 23.9 MMCFD)
- Mapped over ¾ of company lands

Continuous Gas Shales Resource Play
Extending off Kotaneelee Lease*

1) Estimates obtained from press releases

ORGIP Estimate at Kotaneelee
154 to 275 Bcf per Section (AJM Deloitte)





Project Plan

	Investment ($Million CDN)	Initial Production Potential (MMCFD)
Phase 1 (Winter 2013)		
Swabbing program	$2.0	4.5
Phase 2 (Spring /Summer 2013)		
Recomplete B-38 Flett ($3.5 million), Deepen I-48 Arnica ($6.0 million), Drill, complete, equip E-37 Flett ($6.5 million), Seismic ($6 million)		
Total	$22.0	17.0
Phase 3 (2013-2014)		
Drill West Nahanni/Arnica ($22.0 million), Equip, tie-in ($7.0 million), Drill, complete, frac Shale ($12.0 million), Drill Flett Hz ($8.0 million)		
Total	$49.0	35.0
Phase 4 (2014-2015)		
Drill 3 Nahanni wells ($60.0 million), Drill 3 Hz Shale wells ($36.0 million)		
Total	$96.0	84.0

Next Steps

- Plant expansion decision point = 2015
- Expansion up to 150 MMCFD
- Estimated capital = $6 million



Area Market Options

Domestic Market Distribution


British Columbia
Alberta
Export
Kitimat
2014?
LNG
ST 2
Intra-
Alberta
Market
AECO
East
Canada &
N.E. US
Market
BC Interior
and PNW
Market
PNW &
California
Market
Midwest
US Market

1. Intra Alberta
2. East Canada & NE USA
3. Midwest USA
4. PNW California
5. BC Interior and PNW
6. Asia Export - Kitimat

Potential Exports to Asia

FOUR PROPOSED LNG PLANTS for BRITISH COLUMBIA

1) LNG Canada (Shell, Mitsubishi, Kogas, Petrochina) -Kitimat
2) Kitimat LNG (Apache, Chevron)-Pacific Trail Pipeline
3) Petronas-Progress (Prince Rupert)
4) BC LNG (Haisla First Nations, LNG Partners of Houston)




BC
AB
Station 2
Gordondale
Kitimat
TCPL Nova
Alberta Market
Summit
Lake
TCPL
Sumas
TCPL BC
AECO
Alliance
South East Asia
South
Korea
Japan
China
Pacific Ocean



Land Acquisitions and M & A Activity

Recent Developments and updates

- Chevron announces acquisition of 50% operating interest from Encana/EOG in the proposed Kitimat LNG plant and Pacific Trail Pipeline and a 50% interest in approx. 644,000 acres in the Horn River and Liard Basin" (December 24, 2012)
- Progress/Petronas announces plans to develop $9 billion+ liquefied natural gas plant at Prince Rupert (December 5, 2012)
- Nexen announces the completion of acquisition of 40% participating interest in Horn River and Laird Basins by INPEX of Japan (August 8, 2012)
- Lone Pine has re-entered vertical well at Pointed Mountain in Liard Basin. Reported 61,000 net acres and made application for additional 21 years
- $15 billion proposed acquisition of Nexen by CNOOC (July 23, 2012)
- Progress Energy $5.5 billion acquisition by Petronas (Malaysia)-June 18, 2012
- Apache Liard Basin announcement "THE BEST SHALE GAS RESERVOIR IN NORTH AMERICA", 210 TCF net gas in place, 48 TCF net sales gas and 21 MMCFD IP on third test well (June 14, 2012)
- Northern Cross Announces Equity Funding. Post financing drills 2 wells in 2012.
  - CNOOC Equity Investments
- Land Sale Bonus at June 24, 2010 Auction;
  - $110 Million for 116,612 acres
    - Average price of $662 per acre
  - Beaver River parcels (closest sales) $950 to $1,084
- Kotaneelee Land Value estimated at $20.2 to $33.1 Million (Company share $10.8 to $17.8 Million)
  - Initial Estimate = 30,542 acres @ $662 to $1,084 per acre



Use of Proceeds

	$Million (CDN)
Acquisition of working interest	$5.00
Seismic work	6.00
Well recompletion/deepening/drilling/mobilization	16.50
Well testing/land acquisition[1]	10.00
General operational support	2.50
Total	$40.00

1) US$ 10 million will be used either for shale testing on well E-37 or additional land acquisition (not both), pending final Board consensus.



LIARD BASIN SCHEMATIC CROSS SECTION – CONVENTIONAL GAS


2,000 meters shale thickness
SYSTEM
Series
Stage
Liard Plateau
Trout Lake Area
Cameron Hills
Penn.
Mississippian
Devonian
Late
Early
Middle
Serp.
Visean
Tourn.
Famennian
Frasnian
Givetian
Eifelian
Mattson
Golata
Prophet
Besa River (Exshaw/Banff)
Clausen
Shunda
Pekisko
Banff
Exshaw
Kotcho
Tetcho
Trout River
Kakiska
Red Knife
Jean Marie Member
Tathlina
Twin Falls
Hay River
Fort Simpson
Besa River (Fort Simpson)
Muskwa
Otter Park
Slave Point
Horn River
Presq.
Watt Mountain/ Sulphur Point
Besa River (Horn River and Muskwa)
Klua/Evie
Keg River
Upper
Lower
Nahanni
Headless
Manetoe
Upper Chinchaga
Mattson
Rundle Group
Wabamun Group
Woodbend/ Winterburn Gp
Horn River Formation
Elk Point Group

★ Shale gas potential identified in 5 intervals:
Lower Mattson, Golata, Upper Black Shale (Exshaw),
Middle Blask Shale (Ft Simpson), Lower Black Shale (Muskwa Horn River)

Modified from D. Ross and M. Bustin




W
E
LIARD
S. TERRITORIES
CRET.
FANTASQUE
MATTSON
DEBOLT
BANFF
KOTCHO
TETCHO
JEAN MARIE
BESA RIVER
BOVIE FAULT
SLAVE POINT
MUSKEG
KEG R.
NAHANNI
ARNICA
CAMB.-SIL.
BASEMENT
POINTED MOUNTAIN
YUKON TERRITORY
NORTHWEST TERRITORIES
BRITISH COLUMBIA
BEAVER RIVER
Liard Basin
Bovie Fault
LEGEND
Thrust Fault
Normal Fault

Upper Cretaceous Dunvegan Fm.

Gas Pools

LIARD-SOUTHERN TERRITORIES SCHEMATIC SECTION

Modified from: NODG, 1995

LIARD BASIN

CONTINUOUS GAS FILLED POROSITY


C-86-F
D-28-B
D-34-K
15 miles


APA C-86-F
APA D-28-B
APA D-34-K
Top Besa River
Gas Filled Porosity

	APA C-86-F	APA D-28-B	APA D-34-K
Net pay thickness	1,024 feet	708 feet	425 feet
Porosity	6.4%	7.0%	7.6%
OGIP BCF/section	502	365	290
Well Type	Vertical	Vertical	Horizontal
Fracs	1	1	6
MMCF/D (30-day)	9.8	4.6	21.3
Total Vertical Depth	15,000 feet	13,200 feet	12,600 feet



LIARD BASIN

APACHE D-34-K WELL RESULTS


Gas Filled Porosity



- Horizontal well:
  - Vertical depth = 12,600 ft
  - Lateral Length= 2,900 ft
  - 6 fracs stages
- 30-day IP: 21.3 MMCF/D
  - 3.6 MMCF/D per frac
  - 12 month cum = 3.1 BCF
  - EUR = 17.9 BCF

LIARD BASIN

COMMERCIAL PERSPECTIVE


Liard
Horn River
British Columbia
Alberta
Terrace
Kitimat
Summit Lake
Edmonton
Calgary
AECO
Apache acreage
100 mi

- Infrastructure already exists: all Apache wells connected to sales gas pipeline
- Access to major incremental infrastructure: TransCanada, Spectra
- Connected to North America gas market: economies of scale of pads with 800 BCF EUR
- Access to Asia-Pacific energy markets

KITIMAT LNG


YUKON TERRITORY
NORTHWEST TERRITORIES
Horn River
Fort Nelson
ALBERTA
At 54° north, Kitimat is one of North America's closest ports to Asian markets.
Kitimat-Tokyo
3,988 nm, 10 days
Qatar-Tokyo
6,500 nm, 16 days
Montney
Fort St. John
Dawson Creek
Prince Rupert
Terrace
Kitimat
Summit Lake
Prince George
Haida Gwaii
BRITISH COLUMBIA
Pacific Ocean
MAP KEY
Shale formations
Proposed Pacific Trail pipeline
Spectra Mainline pipeline
Tanker routes
Vancouver Island
Vancouver
Victoria
CAN
UNIT

Chevron	50% WI (operator)
Partners	Apache
First Delivery	Pending FID
Net Production	51.1 MBOE/D per train

- Upstream
  - Prolific Western Canadian basins
  - Low-cost Horn River Basin gas prioritized
  - Process Apache net production of 300+ MMCF/D per LNG train
- Midstream
  - Infield or 3rd party gas processing
  - Pacific Trails Pipeline to Kitimat (480 km)
- Downstream
  - KM LNG Trains 1&2 planned for 10+ MTPA
  - Pre-investing for future expansion



Corporate Overview

EFLO ENERGY Inc.	
Stock Symbol	EFLO
Stock Exchange	OTC Capital Markets
Date of Inception	July 22, 2008
Head Office	333 N Sam Houston Pkwy East, Suite 600 Houston, Texas 77060
Regulators	US Security and Exchange Commission Alberta Securities Commission British Columbia Securities Commission
Jurisdiction	United States of America
Classification	Natural Resources - Oil and Gas
Transfer Agent	SIGNATURE STOCK TRANSFER, INC. 2632 Coachlight Court, Plano, Texas 75093, Telephone 972.612.4120
Year End	August 31
Website	www.efloenergy.com



Advisory Team

Corporate Banking	- Wells Fargo
Legal Counsel (CAN)	- Bennett Jones, Calgary
Legal Counsel (CAN)	- Beadle Woods, Vancouver
Legal Counsel (USA)	- Hart and Trinen, Denver
Financial Auditor	- Weaver and Tidwell LLP
Engineering	- Apex Energy Consultants
Reserve Engineers	- AJM Deloitte
Insurance	- Iridium Risk Advisors



Management Team

Senior Executive and Board of Directors

Henry Aldorf, M.Sc, MBA
Chairman & Director

- President of Pacific LNG Operations Ltd. (Elk and Antelope gas discoveries in Papua New Guinea
- President of Liquid Niugini Gas Limited
- Past President of Marathon International and Vice-President Global Upstream Business Development of Marathon Oil

---

Keith Macdonald, CA
Chief Executive Officer & Director

- President of Bamako Investment Mgmt and Founder, President, CFO, Director of New Cache Petroleums and current Director Drakkar Energy Ltd. (in situ oil sands), Holloman Energy (OTC), Surge Energy (TSXV), Mountainview Energy (TSXV), WCSB Oil & Gas Royalty Income Funds , Bellatrix Exploration (TSX) Rocky Mountain Dealerships,(TSX)
- Past Director; Cirrus Energy, Profound Energy, Breaker Energy, Cordy Oilfield
- Past Chairman and Director of the Small Explorers and Producers of Canada

---

James Hutton, B.Sc, MBA
President & Director

- President and CEO of Hutton Capital Corporation, a company engaged in investment banking services
- Director of several Canadian resource sector companies
- Between 1998 and 2006, designed and executed in excess of $1,400,000,000 in flow-through share resource financings for the Canadian energy and mining sectors

---

Robert Wesolek, CPA
Chief Financial Officer & Director

- CFO of Holloman Energy Corp. and former President and CEO of TheNavigates Corporation, CFO of Sharp Technology Inc. , President of Citadel Security Software (PC Software Division), and COO of Kent Marsh Ltd.



Management Team (cont'd)

Senior Executive and Board of Directors

Eric Prim B.Sc, MBA
Director

- President of Pilot Energy Solutions Inc. and Senior VP of Holloman Corp since 1997 and former senior technical manager with Hunt Energy (1982-1987) and Rexene Corporation (1987-1997)
- Professional Engineer in Texas: 8 issued or pending U.S. energy tech patents

---

James Ebeling
Director

- Current CFO of Holloman Corporation and former Vice President of SUEZ Energy North America, Inc. (key involvement in variety of multi-billion dollar energy related projects) and former Senior Vice President of; Hawkins Oil and Gas) Transworld Oil Company, Anchor Coupling, and The Charter Company



Management Team (cont'd)

Operations Management


APEX
Applied Petroleum Engineering Expertise

Mike Kamis, P.Eng

- Principal and President of **APEX Consulting Inc.** (specializing in Oil and Gas)
- +30 years of industry experience in all aspects of the domestic and global petroleum industry, with emphasis in reservoir and evaluation engineering
- Participated in all aspects of petroleum engineering with emphasis on reserves and economic feasibility evaluations

---

Doug M. MacLellan, P. Eng

- +30 years of management experience with major and junior O&G companies; technical /engineering, production, operations, financial s (i.e. production, reservoir, & economics of gas, conventional /oil sands (in situ and mineable)
- Former President, COO, and CEO of several public O&G resource companies
- +10 years of consulting experience in all areas of the global energy industry
- Global venture capitalist and O&G industry /government liaison
- Active member of the Canadian Petroleum Assoc., Canadian Heavy Oil Assoc., Alberta Chamber of Resources and The Oil Sands Task Force

---

Susan Eaton, P.Geo/Geoph, M.Sc

- +28 years as a Senior Project Manager in the global O&G industry with; Esso Resources Canada Ltd. Suncor Energy Inc., Husky Oil Operations Ltd, Gov. of Canada, MNC and VP Exploration for several junior O&G companies
- Assoc. of Professional Engineers, Geologists and Geophysicists of Alberta
- Technical Advisor for; top equity financiers in the Canadian O&G space
- Explorer, Alberta Oil ,Business Edge & New Technology Magazine contributor

---

Robert Martin, P.Geol

- +30 years of petroleum and minerals exploration & exploitation experience
- Past President of LongBow Energy, consultant to the VP Ex. for Daybreak
- Several successful O&G exploration projects and well discoveries



The Yukon

A Klondike Territory


YUKON

Jurisdiction: Canadian Territory
Location: North-Western Canada (between BC and Alaska)
Land mass: 474,391 km^2 (equal to the size of Spain)
Capital City: Whitehorse (3/4 of Total Populous)
Land Travel: Alaskan and Dempster (Paved Highways/Road Access)
Ports (ice free): Haines and Skagway, Alaska
First Nations: 8 linguistic groups, 14 tribes/clans
Majority of land claims/sovereignty agreements finalized
Key Industry: Mining (gold, silver, copper, diamonds, and base metals)
Second largest global underdeveloped Iron ore deposit
Terrain: Boreal Cordillera Ecozone
Population: 34,246 / Density: 0.065 /km^2
Website: www.gov.yk.ca





